United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2014
AMERICAN CARESOURCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code (972) 308-6830

5429 Lyndon B. Johnson Freeway, Suite 850, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The Form 8-K/A is being filed as an amendment to the Current Report filed on Form 8-K on May 6, 2014 (the "Original 8-K") solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to American CareSource Holdings, Inc.'s purchase of substantially all the assets of two urgent care centers, CorrectMed Locust Grove, LLC and CorrectMed Scott, LLC (collectively "CorrectMed" thereafter) from CorrectMed, LLC and other seller parties. This Form 8-K/A does not amend or modify the Original 8-K in any other respect.

ITEM 9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The following audited financial statements of CorrectMed (with report of independent auditors) are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Combined Balance Sheet as of December 31, 2013.

•	Combined Statement of Operations for the year ended December 31, 2013.

•	Combined Statement of Changes in Member's Equity for the year ended December 31, 2013.

•	Combined Statement of Cash Flows for the year ended December 31, 2013.

•	Notes to the Combined Financial Statements.
The following unaudited financial statements of CorrectMed are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Combined Balance Sheet as of March 31, 2014.

•	Combined Statement of Operations for the three months ended March 31, 2014.

•	Combined Statement of Cash Flows for the three months ended March 31, 2014.

•	Notes to the Combined Financial Statements.
(b)    Pro forma financial information.
The following unaudited pro forma financial information of American CareSource Holding, Inc. is attached hereto as Exhibit 99.3 and incorporated by reference herein:

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2013.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2014.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)    Exhibits. The following are filed as exhibits to this Current Report Form 8-K:

Exhibit No.	Description
23.1	Consent of McGladrey, LLC.
99.1	Audited financial statements of CorrectMed Locust Grove, LLC and CorrectMed Scott, LLC
99.2	Unaudited financial statements of CorrectMed Locust Grove, LLC and CorrectMed Scott, LLC
99.3	Unaudited pro forma financial information of American CareSource Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CARESOURCE HOLDINGS, INC.
Date:	July 16, 2014	By:	/s/ Matthew D. Thompson
Matthew D. Thompson
Chief Financial Officer